UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) January 4, 2024

Key Tronic Corporation
(Exact name of registrant as specified in its charter)

Washington		0-11559	91-0849125
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4424 North Sullivan Road	Spokane Valley,	Washington	99216
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (509) 928-8000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	KTCC	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends, and should be read in conjunction with, the Current Report on Form 8-K previously filed by Key Tronic Corporation (the “Company,” “our” or “we”) with the Securities and Exchange Commission on January 9, 2024 (the “Original Report”). The Original Report disclosed the retirement of Craig D. Gates, President and Chief Executive Officer, the appointment of Brett R. Larsen, Executive Vice President of Administration, Chief Financial Officer and Treasurer, to succeed Mr. Gates, and the appointment of Anthony G. Voorhees, Vice President of Finance and Controller, to succeed Mr. Larsen, all effective June 30, 2024. This Amendment provides information about the compensatory arrangements related to the appointments of Mr. Larsen and Mr. Voorhees.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 10, 2024, the Board of Directors of the Company, upon recommendation of its Compensation Committee, approved an annual base salary of (i) $800,000 for Mr. Larsen, effective upon his appointment as President and Chief Executive Officer on June 30, 2024 and (ii) $385,000 for Mr. Voorhees, effective upon his appointment as Executive Vice President of Administration, Chief Financial Officer and Treasurer on June 30, 2024. The Board of Directors is expected to establish incentive compensation plan performance goals and target payments and long-term incentive plan performance measures and awards for Mr. Larsen and Mr. Voorhees, along with other Company participants in such plans, in August 2024.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TRONIC CORPORATION (Registrant)
Date: June 14, 2024

	By:	/s/ Brett R. Larsen
Brett R. Larsen, Executive Vice President of Administration, CFO and Treasurer
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